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                                                                EXHIBIT 23


                          CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-31389), (No. 33-63612), (No. 33-83434),
(No. 33-83436) and (No. 33-98068) and the Registration Statement on Form S-3 (No. 333-33671) of Technology Solutions Company of our report dated June 29, 1998 appearing on page 35 of Technology Solutions Company Annual Report on Form 10-K for the year ended May 31, 1998.

PricewaterhouseCoopers LLP


August 24, 1998
Chicago, Illinois